Chapter 11 Proceedings	6 Months Ended
Jun. 30, 2021
Reorganizations [Abstract]
Chapter 11 Proceedings	Chapter 11 Proceedings
Bankruptcy proceedings under Chapter 11

On February 7, 2021 and February 10, 2021 the Debtors filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code ("Chapter 11 Proceedings") in the United States Bankruptcy Court for the Southern District of Texas (the "Bankruptcy Court"), triggering a stay on enforcement of remedies with respect to our debt obligations. The filing did not include Seadrill New Finance Limited and its subsidiaries, which hold our investments in Seamex and Seabras Sapura and are also the issuers of the senior secured notes.

On July 24, 2021, we entered into a plan support agreement (the “PSA”) with certain of our senior secured lenders. The agreements contemplate a plan of reorganization that will raise $350 million in new financing and reduce our liabilities by over $4.9 billion. Certain of the Consenting Lenders have also agreed to backstop a first lien exit facility totaling $300 million.

The lenders participating in (and backstopping) the new-money facility will collectively receive 16.75% of new equity in the newly constituted Seadrill, subject to dilution. Under the Plan, the senior secured lenders will also exchange $5.6 billion of existing debt for $750 million of second-lien, 'take-back' debt and 83% of the new equity, subject to dilution.

Hemen Holding Ltd., currently our largest shareholder, has also committed to fund a $50 million new-money unsecured bond to be issued under the Plan, which is convertible into 5% of the new equity under specified circumstances. Specified trade claims will be paid in full in cash and other general unsecured claims will receive their pro rata share of $250,000 in cash. Existing shareholders will receive 0.25% of the new equity, subject to dilution, if all voting classes of creditors accept the Plan, and otherwise will not receive any recovery.

Consummation of the Plan is subject to a number of customary terms and conditions, including court approval.

Accounting Guidance

ASC 852-10, Reorganizations, applies to entities that have filed a petition for relief under Chapter 11 of the Bankruptcy Code. In accordance with ASC 852-10, transactions and events directly associated with the reorganization are required to be distinguished from the ongoing operations of the business. In addition, the guidance requires changes in the accounting and presentation of liabilities, as well as expenses and income directly associated with the Chapter 11 Cases.
We may be required to adopt fresh start accounting upon emergence from Chapter 11. Adopting fresh start accounting would result in the allocation of the reorganization value to individual assets based on their estimated fair values. The enterprise value of the equity of the emerging company is based on several assumptions and inputs contemplated in the future projections of the plan of reorganization and are subject to significant uncertainties. We currently cannot estimate the potential financial effect of fresh start accounting on our consolidated financial statements upon the emergence from Chapter 11, although we would expect to recognize material adjustments upon implementation of fresh-start accounting guidance upon emergence.

Liabilities subject to compromise

Liabilities subject to compromise distinguish pre-petition liabilities which may be affected by the Chapter 11 proceedings from those that will not. The liabilities held as subject to compromise are disclosed on a separate line on the consolidated balance sheet.

Liabilities subject to compromise represent our estimate of known or potential pre-petition claims to be resolved in connection with the Chapter 11 proceedings. Such claims remain subject to future adjustments which may result from: (i) negotiations; (ii) actions of the Bankruptcy Court; (iii) disputed claims; (iv) rejection of executory contracts and unexpired leases; (v) the determination as to the value of any collateral securing claims; (vi) proofs of claim; or (vii) other events. Such future adjustments will potentially be material.

Liabilities subject to compromise, as presented on the Consolidated Balance Sheet as at June 30, 2021, include the following:

(In $ millions)	As at June 30, 2021
Senior under-secured external debt	5,662
Accounts payable and other liabilities	75
Accrued interest on external debt	34
Amount due to related party	645
Liabilities subject to compromise in combined filers	6,416
Less: Elimination of positions held with non-filers within the Seadrill Consolidated Group	(10)
Liabilities subject to compromise in consolidated group	6,406

Our external credit facilities are secured by, among other things, liens on our drilling units. As the fair value of our drilling units do not equal or exceed the carrying value of the debt, we hold this as subject to compromise as they are unsecured.

Our credit facility agreements contain cross-default provisions, meaning that if we defaulted and amounts became due and payable under one of our credit agreements, this would trigger a cross-default in our other facilities. Accordingly, the default on our external debt facilities also triggered an event of default under our senior secured notes, resulting in them being classified as current. The senior secured notes are not subject to compromise as subsidiaries of Seadrill New Finance Limited did not file for Chapter 11 and are held as "debt due within one year" on our Consolidated Balance Sheet.

While operating as a Debtor-in-Possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell, otherwise dispose of, liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business, in amounts other than those reflected in the Consolidated Financial Statements. Moreover, a plan of reorganization could materially change the amounts and classifications of assets and liabilities in the historical Consolidated Financial Statements.

Interest expense

The Debtors have discontinued recording interest on the under-secured debt facilities from the petition date, in line with the guidance of ASC 852-10, Reorganizations. Contractual interest on liabilities subject to compromise not reflected in the Consolidated Statement of Operations was $128 million.

Potential claims

The Debtors have filed with the Bankruptcy Court schedules and statements setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. The schedules and statements may be subject to further amendment or modification after filing.

All holders of pre-petition claims except governmental units were required to file proofs of claim by June 14, 2021 (the "Bar Date"). Governmental units holding claims against the Debtors are required to file proof of claim by August 11, 2021. At the Bar Date, 430 claims totaling approximately $8.8 billion had been filed with the Bankruptcy Court against the Debtors. Subsequent to this date, an immaterial number of further claims have been processed.

It is possible that claimants will file amended claims in the future, including claims amended to assign values to claims originally filed with no designated value. Through the claims resolution process, we have identified, and we expect to continue to identify, claims that we believe should be disallowed by the Bankruptcy Court because they are duplicative, have been later amended or superseded, are without merit, are overstated or for other reasons. We will file objections with the Bankruptcy Court as necessary for claims we believe should be disallowed. Claims we believe are allowable are reflected in "Liabilities Subject to Compromise" in the Consolidated Balance Sheets.

Through the claims resolution process, differences in amounts scheduled by the Debtors and claims filed by creditors will be investigated and resolved, including through the filing of objections with the Bankruptcy Court where appropriate. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Executory Contracts

Under the Bankruptcy Code, the Debtors have the right to assume, amend and assume or reject certain contracts, subject to the approval of the Bankruptcy Court and certain other conditions. Generally, the assumption of a contract requires a debtor to satisfy pre-petition obligations under the contract, which may include payment of pre-petition liabilities in whole or in part. Rejection of a contract is typically treated as a breach occurring as of the moment immediately preceding the Chapter 11 filing. Subject to certain exceptions, this rejection relieves the debtor from performing its future obligations under the contract but entitles the counterparty to assert a prepetition general unsecured claim for damages.

On February 12, 2021, we filed an order of rejection of the lease contract with respect to the West Taurus and consequently the lease has been rejected. During the first-half of 2021, we handed the rig back to SFL. The lease termination led to a remeasurement of the outstanding amounts due to SFL held within liabilities subject to compromise, resulting in a $186 million loss within "Reorganization items" on the Consolidated Statement of Operations.

Reorganization items, net

Incremental costs incurred directly as a result of the bankruptcy filing and any gains or losses on adjustment to the expected allowed claim value under the plan of reorganization are classified as "Reorganization items, net" in the Consolidated Statement of Operations. The following table summarizes the reorganization items recognized in the six months ended June 30, 2021:

(In $ millions)	Six months ended June 30, 2021
Advisory and professional fees after filing	(52)
Remeasurement of terminated lease to allowable claim	(186)
Gain on write-off of related party balances	8
Total reorganization items	(230)

Condensed Combined Debtors Financial Statements

When one or more entities in the consolidated group are in bankruptcy and one or more entities in the consolidated group are not in bankruptcy, the reporting entity is required to disclose the condensed combined financial statements of only the entities in bankruptcy.

The financial statements below represent the Condensed Combined Financial Statements of the entities that filed for bankruptcy (“debtor in possession” or “DIP”). Intercompany transactions between the Debtors have been eliminated in the financial statements herein.
Debtors' unaudited combined Statement of Operations for the six months ended June 30, 2021

(In $ millions)	Six months ended June 30, 2021
Operating revenues
Contract revenues	335
Reimbursable revenues	17
Management contract revenues	88
Other revenues	12
Total operating revenues	452

Operating expenses
Vessel and rig operating expenses	(316)
Reimbursable expenses	(16)
Management contract expense	(118)
Depreciation	(83)
General and administrative expenses	(36)
Total operating expenses	(569)

Other operating items
Loss on impairment of long-lived assets	(152)
Gain on sale of assets	11
Other operating income	3
Total other operating items	(138)

Operating loss	(255)

Financial and other non-operating items
Interest income	1
Total Interest expenses	(79)
Share in results of joint ventures	1
Foreign currency exchange gain	9
Other financial items	(13)
Reorganization items	(230)
Total financial and other non-operating items, net	(311)
Loss before income taxes	(566)
Income tax expense	(9)
Net loss	(575)
Debtors' unaudited combined Balance Sheet as at June 30, 2021

(In $ millions)	As at June 30, 2021
ASSETS
Current assets
Cash and cash equivalents	414
Restricted cash	78
Accounts receivable, net	122
Amounts due from related parties, net	81
Other current assets	185
Total current assets	880
Non-current assets
Investment in associated companies and joint ventures	25
Drilling units	1,927
Shares in subsidiaries	409
Restricted cash	69
Deferred tax assets	8
Equipment	16
Amount due from related party, net	3
Other non-current assets	32
Total non-current assets	2,489
Total assets	3,369
LIABILITIES AND EQUITY
Current liabilities
Trade accounts payable	(56)
Short-term debt due to related party	(1)
Other current liabilities	(239)
Total current liabilities	(296)
Liabilities subject to compromise	(6,416)
Non-current liabilities
Deferred tax liability	(8)
Other non-current liabilities	(105)
Total non-current liabilities	(113)
Equity
Total equity	3,456
Total liabilities and equity	(3,369)
Debtors' unaudited Statement of Cash Flows for the six months ended June 30, 2021

(In $ millions)	Six months ended June 30, 2021
Cash Flows from Operating Activities
Net loss	(575)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	83
Gain on sale of assets	(11)
Share in results from joint ventures (net of tax)	(1)
Loss on impairment of long-lived assets	152
Deferred tax benefit	(1)
Non-cash reorganization items	178
Unrealized foreign exchange gain	(4)
Change in allowance for credit losses	54
Other cash movements in operating activities
Payments for long-term maintenance	(26)
Repayments made under lease arrangements	(12)
Changes in operating assets and liabilities, net of effect of acquisitions and disposals
Trade accounts receivable	3
Trade accounts payable	14
Related party receivables	—
Related party payables	28
Other assets	11
Other liabilities	45
Net cash flows used in operating activities	(62)

Cash Flows from Investing Activities
Additions to drilling units and equipment	(13)
Proceeds from disposal of drilling unit	7
Net cash flows used in investing activities	(6)

Cash Flows from Financing Activities
Net cash used in financing activities	—
Effect of exchange rate changes on cash	4
Net decrease in cash and cash equivalents, including restricted cash	(64)
Cash and cash equivalents, including restricted cash, at beginning of the period	625
Cash and cash equivalents, including restricted cash, at the end of period	561